                                                                   EXHIBIT 10.42


                           FIFTH AMENDMENT TO AMENDED
                          AND RESTATED CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 10, 2001 (this "Amendment"), is made by and among BUDGET GROUP, INC., a Delaware corporation (the "Borrower"), the Lenders (such capitalized term and all other capitalized terms not otherwise defined herein shall have the meanings provided for in Article I below) parties hereto and CREDIT SUISSE FIRST BOSTON, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders.


                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders and the Agents have heretofore entered into that certain Amended and Restated Credit Agreement, dated as of June 19, 1998 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 11, 1998, the Second Amendment to Amended and Restated Credit Agreement dated as of March 18, 1999, the Third Amendment to Amended and Restated Credit Agreement dated as of December 22, 1999, the Fourth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of September 30, 2000, and as further amended, supplemented, amended and restated or otherwise modified, the "Credit Agreement");

         WHEREAS, the Borrower agreed pursuant to Section 2.2.11 of the Fourth Amendment (i) to add an additional restriction in a new clause (ii) to the proviso to Section 8.2.5 of the Credit Agreement that would limit the aggregate amount of Investments since November 1, 2000 that could be utilized, directly or indirectly, in connection with the operations conducted by the Borrower and its Subsidiaries in Europe, the Middle East and Africa to $20,000,000, and (ii) to make other modifications to Section 8.2.5 of the Credit Agreement that would limit the aggregate amount of Investments in Foreign Subsidiaries of the Borrower;

         WHEREAS, the Borrower also agreed pursuant to Section 2.2.8 of the Fourth Amendment to add an additional affirmative covenant to the Credit Agreement as Section 8.1.12 pursuant to which the Borrower would furnish to the Administrative Agent prior to December 15, 2000 a written proposal to amend the definition of "Borrowing Base Amount" in the Credit Agreement;

         WHEREAS, the Borrower desires (i) to amend the $20,000,000 ceiling for Investments in Europe, the Middle East and Africa so that it may make the Investments described in

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Schedule I hereto and (ii) to extend the December 15, 2000 delivery date for the
Borrowing Base Amount proposal;

         WHEREAS, the Required Lenders are willing, on and subject to the terms and conditions set forth below, to amend certain provisions of the Credit Agreement as provided below (the Credit Agreement, as amended and otherwise modified pursuant to the terms of this Amendment, being referred to as the "Amended Credit Agreement");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower and the Required Lenders hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Amended Credit Agreement" is defined in the fifth recital.

         "Amendment" is defined in the preamble.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         SECTION I.2. Other Definitions. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

         Subject to the satisfaction of the conditions set forth in Article III, effective as of the date hereof, the Credit Agreement is hereby amended in accordance with this Article II.


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         SECTION II.1.     Amendment to Section 1.1 of the Credit Agreement.
Section 1.1 of the Credit Agreement ("Defined Terms") is hereby amended by inserting in such Section the following definition in the appropriate alphabetical order:

                           "Fifth Amendment" means the Fifth Amendment to
                  Amended and Restated Credit Agreement, dated as of January 10, 2001, among the Borrower, the Lenders parties thereto and the Agents.

         SECTION II.2. Amendment to Section 8.1.12 ("Borrowing Base") of the Credit Agreement. Section 8.1.12 of the Credit Agreement is hereby amended by deleting the reference therein to "December 15, 2000", and substituting therefor "January 15, 2001".

         SECTION II.3. Amendment to Section 8.2.5 ("Investments") of the Credit Agreement. Section 8.2.5 of the Credit Agreement is hereby amended by:

                  (a) deleting the reference in clause (g) thereof to "$65,000,000" and substituting therefor "$75,000,000"; and

                  (b) deleting the reference in clause (ii) of the proviso thereto to "$20,000,000" and substituting therefor "$30,000,000".


                                   ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         This Amendment, and the amendments and modifications contained herein, shall be and shall become effective as of the date hereof subject to the satisfaction of each of the conditions set forth in this Article III to the satisfaction of the Administrative Agent.

         SECTION III.1. Execution of Counterparts. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Required Lenders.

         SECTION III.2. Closing Date Certificate. The Administrative Agent shall have received, with counterparts for each Lender, a certificate, dated the date hereof, appropriately completed and duly executed and delivered by an Authorized Officer of the Borrower in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of the Borrower made as of such date and, at the time such certificate is delivered, such statements shall in fact be true and correct.


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         SECTION III.3.    Execution of Affirmation and Consent. The
Administrative Agent shall have received an affirmation and consent in form and substance satisfactory to it, duly executed and delivered by each Guarantor and any other Obligor that has granted a Lien pursuant to any Loan Document.

         SECTION III.4. Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable pursuant to Section 5.4 (to the extent then invoiced) and pursuant to the Credit Agreement (including all previously invoiced fees and expenses).


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION IV.1. Representations and Warranties. In order to induce the Required Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent, the Issuer and each Lender, as of the date hereof, as follows:

                  (a)      the representations and warranties set forth in
         Article VII of the Credit Agreement (excluding, however, those contained in Section 7.7 of the Credit Agreement) and in each other Loan Document are, in each case, true and correct (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct as of such earlier date);

                  (b) except as disclosed by the Borrower to the Agents, the Issuer and the Lenders pursuant to Section 7.7 of the Credit Agreement

                           (i)      no labor controversy, litigation,
                  arbitration or governmental investigation or proceeding is pending or, to the best knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries which might materially adversely affect the Borrower's consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes or any other Loan Document; and

                           (ii) no development has occurred in any labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 7.7 of the Credit Agreement which might materially adversely affect the consolidated businesses, operations, assets, revenues, properties or prospects of the Borrower and its Subsidiaries;

                  (c) neither the Borrower nor any of its Subsidiaries nor any other Obligor is in material violation of any law or governmental regulation or court order or decree;


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                  (d)      this Amendment has been duly authorized, executed and
         delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except to the extent the enforceability hereof may be limited by (i) the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights and remedies of creditors generally and (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law; and

                  (e) the execution, delivery and performance by the Borrower and its Subsidiaries of this Amendment and each other Loan Document executed or to be executed by any of them in connection therewith are within the Borrower's and each such Subsidiary's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's or such Subsidiary's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or such Subsidiary or (iii) result in, or require the creation or imposition of, any Lien (other than the Liens created under the Loan Documents in favor of the Administrative Agent for the benefit of the Secured Parties) on any of the Borrower's or such Subsidiary's properties.

         SECTION IV.2. Full Disclosure. Except as corrected by written information delivered to the Agents and the Lenders reasonably prior to the date on which this representation is made, all factual information heretofore or contemporaneously furnished by the Borrower in writing to any Agent, the Issuer or any Lender for purposes of or in connection with this Amendment or any transaction contemplated hereby is true and accurate in every material respect and such information is not incomplete by omitting to state any material fact necessary to make such information not misleading. All projections delivered to any Agent or any Lender by or on behalf of the Borrower have been prepared in good faith by the Borrower and represent the best estimates of the Borrower, as of the date hereof, of the reasonably expected future performance of the businesses reflected in such projections.


                                    ARTICLE V

                                  MISCELLANEOUS

         SECTION V.1. Full Force and Effect; Limited Amendment. Except as expressly provided herein, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are in all respects hereby ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein hereby and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other term or provision of the Credit Agreement,


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any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor which would require the consent of any of the Lenders under the Credit Agreement or any of the other Loan Documents.

         SECTION V.2. Loan Document Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Credit Agreement and the other Loan Documents.

         SECTION V.3. Further Assurances. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the amendments contemplated herein.

         SECTION V.4. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Mayer, Brown, and Platt, as counsel for the Administrative Agent.

         SECTION V.5. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         SECTION V.6. Execution in Counterparts. This Amendment may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION V.7. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION V.8. Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION V.9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


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         SECTION V.10.     GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A
CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or general partners (or their respective officers) thereunto duly authorized as of the day and year first above written.

                                    BUDGET GROUP, INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT SUISSE FIRST BOSTON, as a Lender
                                    and the Administrative Agent


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BANK OF AMERICA, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BANK OF HAWAII


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    BANK OF MONTREAL

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NEW YORK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                      NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BANK POLSKA KASA OPIEKI S.A. - PEKAO
                                      S.A. GROUP, NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    BANK UNITED

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BANKERS TRUST COMPANY


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BNP PARIBAS


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BANQUE WORMS CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    BHF (USA) CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CHASE MANHATTAN BANK, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT INDUSTRIEL ET COMMERCIAL


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    COMMERZBANK AKTIENGESELLSCHAFT,
                                      CHICAGO BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    CREDIT AGRICOLE INDOSUEZ


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    CREDIT LYONNAIS CHICAGO BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    ERSTE BANK DER OESTERREICHISCHEN
                                      SPARKASSEN AG


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    FLEET BANK, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE FUJI BANK, LIMITED


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    IMPERIAL BANK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    MERRILL LYNCH, PIERCE, FENNER & SMITH
                                      INCORPORATED


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    NATEXIS BANQUE


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    SATELLITE DISTRESSED CREDITS FUND, LLC

                                    By:  Satellite Asset Management, L.P., its
                                            Investment Manager

                                         By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                    SOUTHERN PACIFIC BANK


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    THE SUMITOMO BANK, LIMITED,
                                      NEW YORK BRANCH


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    SUNTRUST BANK CENTRAL FLORIDA, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                    UNION BANK OF CALIFORNIA, N.A.


                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:


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